EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, her true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ Patricia C. Hartung
Name:	Patricia C. Hartung

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ David P. Allred, M.D.
Name:	David P. Allred, M.D.

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ Harold Clinkscales, Jr.
Name:	Harold Clinkscales, Jr.

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ B. Marshall Keys
Name:	B. Marshall Keys

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ Wayne Q. Justesen, Jr.
Name:	Wayne Q. Justesen, Jr.

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ Clinton C. Lemon, Jr.
Name:	Clinton C. Lemon, Jr.

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ Miles Loadholt
Name:	Miles Loadholt

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ Thomas C. Lynch, Jr.
Name:	Thomas C. Lynch, Jr.

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ H. Edward Munnerlyn
Name:	H. Edward Munnerlyn

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ George B. Park
Name:	George B. Park

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ George D. Rodgers
Name:	George D. Rodgers

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ Charles J. Rogers
Name:	Charles J. Rogers

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ Joseph L. Savitz, Jr.
Name:	Joseph L. Savitz, Jr.

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ Thomas E. Skelton
Name:	Thomas E. Skelton

EXHIBIT 24. 1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Registration Statement on Form S-8 for the Company’s 2004 Equity Incentive Plan, including all amendments thereto (the “Form S-8”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form S-8 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form S-8; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

Signature:	/s/ Lex D. Walters
Name:	Lex D. Walters